UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2016

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10003 Woodloch Forest Drive The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2016, the Board of Directors (the “Board”) of Huntsman Corporation (the “Company”) approved the amendment and restatement of the bylaws of the Company (the “Bylaws”), effective as of such date.

The Bylaws were amended to permit a shareholder, or a group of up to 20 shareholders (with funds having specified relationships constituting a single shareholder), who own (as defined in the Bylaws) three percent or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials director candidates constituting up to two directors or 20% of the Board (rounded down to the nearest whole number), whichever is greater, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.

The Bylaws were also amended to provide that stockholders who collectively own (as defined in the Bylaws) at least 25% of the Company’s outstanding shares of common stock continuously for at least 365 consecutive dates and who satisfy certain other requirements may have the Company call a special meeting of stockholders for certain purposes.

In addition, the Bylaws were amended to (a) revise the voting standards for director elections from a plurality vote standard for all director elections to (i) a majority vote standard for elections other than “Contested Elections” (as defined in the Bylaws) or (ii) a plurality vote standard for Contested Elections, as applicable; and (b) adopt a director resignation policy such that, in order for any incumbent director to become a nominee of the Board, such person must submit an irrevocable resignation, contingent on (i) that person not receiving a majority of the votes cast in an election that is not a Contested Election and (ii) acceptance of that proffered resignation by the Board.

The amendments also include various updates, wording changes and clarifications.

The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description
3.1	Fifth Amended and Restated Bylaws of Huntsman Corporation, dated as of December 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

	By:	/S/ DAVID M. STRYKER
	Name:	DAVID M. STRYKER
	Title:	Executive Vice President, General Counsel and Secretary

Dated: December 23, 2016

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Fifth Amended and Restated Bylaws of Huntsman Corporation, dated as of December 21, 2016.